UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 3, 2018

StarTek, Inc.
(Exact name of registrant as specified in charter)

Delaware	1-12793	84-1370538
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8200 E. Maplewood Ave., Suite 100
Greenwood Village, CO 80111
 (Address of Principal Executive Offices) (Zip Code)

(303) 262-4500
 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Amendment to Transaction Agreement

On July 3, 2018, StarTek, Inc., a Delaware corporation (the “Company”), entered into an amendment (the “Amendment”) to the Transaction Agreement dated as of March 14, 2018 (as may be further amended from time to time, the “Transaction Agreement”) between the Company, CSP Alpha Midco Pte Ltd, a Singapore private limited company (“Aegis”), and CSP Alpha Holdings Parent Pte Ltd, a Singapore private limited company (the “Aegis Stockholder”). The Transaction Agreement remains unchanged with respect to the Company’s acquisition of all of the outstanding capital stock of Aegis from the Aegis Stockholder in exchange for the issuance of 20,600,000 shares of the Company’s common stock. However, pursuant to the Amendment, the number of shares of the Company's common stock that the Aegis Stockholder will purchase pursuant to the Transaction Agreement has been reduced from 833,333 to 166,667 and the amount of the total cash payment to the Company has been reduced from $10,000,000 to $2,000,000, which continues to represent a purchase price of $12 per share of common stock. The number of shares of the Company’s common stock issued pursuant to the Transaction Agreement and the amount of the additional cash payment remain subject to adjustment as set forth in the Transaction Agreement, including based on the relative net debt of the parties as of the closing. The Amendment also reduces the Aegis net debt target from $150,000,000 to $145,000,000.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment, which is filed as Exhibit 2.1 hereto and which is incorporated herein by reference.

Item 8.01. Other Events.

In connection with the Amendment, the Company’s board of directors has rescheduled the Company’s annual meeting of stockholders. The annual meeting of stockholders, which was originally scheduled for Monday, July 9, 2018, will now be held on Thursday, July 19, 2018 at 8:00 a.m. Mountain time at the offices of STARTEK: 8200 East Maplewood Ave., Suite 100, Greenwood Village, CO 80111.

Item 9.01. Financial Statements and Exhibits.

Exhibit Number	Exhibit Description

2.1	First Amendment to Transaction Agreement, dated as of July 3, 2018, by and among StarTek, Inc., CSP Alpha Midco Pte Ltd, and CSP Alpha Holdings Parent Pte Ltd

Additional Information about the Transactions and Where to Find It

This communication is being made in respect of the transactions between the Company, Aegis, and the Aegis Stockholder and the related issuance of the common stock described herein. The Company has filed a definitive proxy statement with the Securities and Exchange Commission (the “SEC”) and may file other documents with the SEC regarding the transactions, including supplemental disclosures relating to the Amendment. The definitive proxy statement includes proposals relating to the issuance of common stock to the Aegis Stockholder and amendments of the Company’s certificate of incorporation relating to the transaction. This communication does not constitute a solicitation of any vote or proxy from any of the Company’s stockholders. Investors are urged to read the definitive proxy statement and any other relevant documents or materials filed or to be filed with the SEC carefully and in their entirety, because they contain or will contain important information about the transactions between the Company, Aegis and the Aegis Stockholder, the issuance of common stock and the proposals to be submitted to the Company’s stockholders. The proxy statement and other documents or materials will be available free of charge at the SEC’s website, www.sec.gov. The proxy statement and other documents or materials may also be obtained free of charge at the Investor Relations section of the Company’s website, www.startek.com, by directing a request to StarTek Investor Relations, 8200 E. Maplewood Ave., Suite 100, Greenwood Village, Colorado 80111 or at tel: (303) 262-4500 or email: investor@startek.com or by contacting Saratoga Proxy Consulting, LLC, the Company’s proxy solicitor.

Participants in the Solicitation

The Company and its directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the proposed transaction.

Information about the Company’s directors and executive officers is included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2017 filed with the SEC on March 16, 2018, and in other documents filed with the SEC by the Company and its officers and directors.

Cautionary Note on Forward-Looking Statements

Any statements in this Current Report on Form 8-K about future expectations, plans and prospects for the Company, including statements about the expected timing, consummation and benefits of the strategic transactions described herein, future management of the Company, approval of the transactions by the Company’s stockholders, the ability of the parties to satisfy other closing conditions, the Company’s strategy and future operations and other statements containing the words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “target,” “potential,” “will,” “would,” “could,” “should,” “continue,” and similar expressions, constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.

These risks and uncertainties include, but are not limited to: failure to obtain the required vote of the Company’s stockholders; the timing to consummate the proposed transaction; the risk that a condition to closing of the proposed transaction may not be satisfied or that the closing of the proposed transaction might otherwise not occur; the risk that a regulatory approval that may be required for the proposed transaction is not obtained or is obtained subject to conditions that are not anticipated; the diversion of management time on transaction-related issues; and risk that the transaction and its announcement could have an adverse effect on the Company’s ability to retain customers and retain and hire key personnel. Additional information concerning these and other risk factors can be found in the Company’s filings with the SEC and available through the SEC’s Electronic Data Gathering and Analysis Retrieval system at http://www.sec.gov, including the Company’s most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. The foregoing list of important factors is not exclusive. The Company’s forward-looking statements are based on assumptions that the Company believes to be reasonable but that may not prove to be accurate. The Company assumes no obligation to update or revise any forward-looking statements as a result of new information, future events or otherwise, except as may be required by law. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STARTEK, INC.

Date: July 5, 2018	By:	/s/ Don Norsworthy
Don Norsworthy
Senior Vice President, Chief Financial Officer and Treasurer